INVESTAMERICA, INC.
                             STOCK OPTION AGREEMENT
                     PURSUANT TO THE 1999 STOCK OPTION PLAN

Participant:     TOM  WIELER
11430  -  75B  Avenue
Delta,  B.C.  V4C  1K5
Canada

This Stock Option Agreement, dated as of the date of grant set forth below, is entered into between InvestAmerica, Inc. (the "Company") and the Participant named above pursuant to the Company's 1999 Stock Option Plan (the "Plan").

Pursuant to the Plan, the Company grants an Option to the Participant to purchase shares of common stock of the Company as follows:

Grant  Number     23

Date  of  Grant     July  10,  2000

Exercise  Price  Per  Share     US  $1.41

Total  Number  of  Shares  Granted     5,000

Total  Exercise  Price     US  $7,050.00

Term     5  Years

Expiration  Date     July  10,  2005

Type  of  Option     [     ]     Incentive  Option
                     [  x  ]     Nonqualified  Option

Subject  to  the  provisions  of  this  Agreement and the Plan, the Options vest
(i.e., the right to exercise the Options first arises) in cumulative installments as set forth below. Vested Options may be exercised from time to time until the Expiration Date set forth above or termination of the Options as set forth in the Plan.

Number  of  Shares     Vesting  Dates
------------------     --------------
1,250                  July  10,  2001
104                    10th  day  of  each  month
                       commencing  August  10,  2001

During the Participant's lifetime, the Option is exersisable only by the Participant. The form of Exercise Notice and Agreement is attached hereto as Exhibit "A". The Option or this Agreement shall not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of

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descent  or  distribution.  Any  attempted sale, pledge, assignment, transfer or other  disposition  of  the  Option  shall  be  void  and  of  no  effect.
If the Participant is an Employee, the Participant's status as an "at-will" Employee is not affected by the Plan or this Agreement. The Company's right to terminate the Participant's employment is not limited or restricted by this Agreement or the Plan.

Provided that the Participant continues to be eligible to receive Options under the Plan, no change in the Participant's employment or other relationship with the Company shall affect the Participant's continued entitlement to the Option herein granted.

The Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, which is made a part of this Agreement. The Plan imposes substantial restrictions on the Options and the Shares. By signing this Agreement, the Participant acknowledges that the Participant has read and understood the Plan and agrees to be bound by it and by this Agreement.

Participant                                InvestAmerica,  Inc.
/s/  Tom  Wieler                           /s/  signed
                                           By:     (sign  name)
TOM  WIELER                                PRESIDENT  and  CEO
(print  name)                              (title)

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                                   EXHIBIT "A"
                          EXERCISE NOTICE AND AGREEMENT

InvestAmerica,  Inc.
Attn:  Chief  Financial  Officer
1776  Park  Avenue,  Unit  4
Park  City,  Utah
84060

Re:     Exercise  of  Stock  Option  Pursuant  to  1999  Stock  Option  Plan

Name  of  Participant:

Address  of  Participant:

Participant's  Social  Security  Number
or  Social  Insurance  Number:

Grant  Number  of  Option  Agreement:`

Date  of  Option  Agreement:

Exercise  Date:

Options  exercised  are  Incentive  Options:     Yes  /  No  (circle  one)

Number  of  Shares  Purchased  Pursuant  to  this  Notice:

Number  of  Shares  Purchased  Subject  to  Vesting:

Exercise  Price  Per  Share:

Aggregate  Exercise  Price:

Add  Withholding:

Amount  of  Check  Enclosed:

1. Exercise of Option. Pursuant to the 1999 Stock Option Plan (the "Plan") of InvestAmerica, Inc. (the "Company") and the Stock Option Agreement ("Option Agreement") entered into as of the date set forth above between the undersigned Participant and the Company, Participant hereby elects, effective as of the date of this Notice, to exercise Participant's option to purchase the number of shares of common stock (the "Shares") of the Company indicated above.

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2.     Payment;  Taxes.  Enclosed is Participant's check in the amount indicated
above, which is the full exercise price for the Shares plus any applicable withholding taxes. Before the Company issues the Shares, Participant shall make appropriate arrangements with the Company for payment of Participant's tax obligations as a result of this Option exercise if such withholding tax is not included in the above payment.

3. Deemed Date of Exercise. The date of exercise shall be deemed to be the first date after which this Notice is filed with the Company upon which the Shares become eligible for issuance to Participant under applicable state and federal laws and regulatory requirements.

4. Compliance With Laws. Participant understands and acknowledges that the purchase and sale of the Shares may be subject to approval under state and federal securities laws and other laws and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase Shares is expressly conditioned upon approval (if necessary) and compliance with all such laws.

5. Representation of Participant. Participant represents and warrants to the Company as follows:

(a) Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

(b)     The  Options  exercised  herewith  are exercisable only according to the schedule  in  the  Option  Agreement.

(c) Participant is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

(d) Participant has business or financial experience sufficient to enable Participant to protect Participant's own interests in connection with the exercise of these Options.

(e) Participant is acquiring the Shares for investment for Participant's own account only and not with a view to, for the resale in connection with, any "distribution" thereof within the meaning if the Securities Act of 1933, as amended (the "Securities Act").

(f) Participant acknowledges and understands that the Shares are "restricted securities" and have not been registered under the Securities Act in reliance upon a specific exemption from registration. Participant acknowledges that such exemption depends upon, among other things, the bona fide nature of Participant's investment intent as expressed herein. Participant further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate representing the Shares will bear a legend that prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities law. The Company will not require an opinion of counsel where the transaction is made pursuant to a registration or Rule 144.

(g) Participant is aware of the adoption of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance permit limited public resale of "restricted securities" acquired, directly or indirectly, from the Company in a nonpublic offering, subject to the satisfaction of certain conditions. Participant further understands that if the applicable requirements of Rule 701 or Rule 144 are not satisfied, the sale of the Shares will require registration under the Securities Act or compliance with a registration exemption. Participant understands that no assurances can be given that the Shares will be registered or that any exemption from registration will be available.

(h) Participant further agrees that if Participant is acquiring the Shares in accordance with and subject to the terms of the Option Agreement and the Plan, including any share repurchase right or right of first refusal, to all of which Participant expressly assents.

6. Refusal to Transfer. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Option Agreement, or the Plan or (b) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares have been so transferred.

7. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

8. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.

Submitted  by:                             Accepted  by:
Participant                                InvestAmerica,  Inc.
(sign  name)                               By:     (sign  name)
(print  name)                              (title)